Exhibit 10.2

SERVICE-NOW.COM

2005 STOCK PLAN

Adopted by Board of Directors on March 31, 2005

Approved by Shareholders on March 31, 2005

Amended by Board of Directors on July 31, 2006

Amendment Approved by Shareholders on July 31, 2006

Amended by the Board of Directors on December 19, 2007

Amendment Approved by Shareholders on December 20, 2007

Amended by the Board of Directors on April 13, 2009

Amendment Approved by Shareholders on April 13, 2009

Amended by the Board of Directors on November 25, 2009

Amendment Approved by Shareholders on November 25, 2009

Amended by the Board of Directors on July 16, 2010

Amendment Approved by Shareholders on July 16, 2010

Amended by the Board of Directors on May 6, 2011

Amendment Approved by Shareholders on May 6, 2011

Amended by the Board of Directors on August 15, 2011

Amendment Approved by Shareholders on August 26, 2011

Amended by the Compensation Committee of the Board of Directors on September 9, 2011

Amended by the Board of Directors on November 4, 2011

Amendment Approved by Shareholders on November 4, 2011

Amended by the Board of Directors on February 20, 2012

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights and RSUs may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options, Stock Purchase Rights or RSUs are granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities, except that any change in the beneficial ownership of the securities of the Company as a result of a private financing of the Company that is approved by the Board, shall not be deemed to be a Change in Control; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(e) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(f) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(g) “Common Stock” means the Common Stock of the Company.

(h) “Company” means Service-now.com, a California corporation.

(i) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Exchange Program” means a program under which (a) outstanding Options are surrendered or cancelled in exchange for Options of the same type (which may have lower exercise prices and different terms), Options of a different type, and/or cash, and/or (b) the exercise price of an outstanding Option is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(o) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(p) “Grantee” means the holder of an outstanding Option, Stock Purchase Right or Restricted Stock Unit granted under the Plan.

(q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Agreement” means a written or electronic agreement between the Company and a Grantee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u) “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(v) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w) “Plan” means this 2005 Stock Plan, as amended.

(x) “Restricted Stock” means Shares issued pursuant to a Stock Purchase Right or Shares of restricted stock issued pursuant to an Option.

(y) “Restricted Stock Purchase Agreement” means a written or electronic agreement between the Company and the Grantee evidencing the terms and restrictions applying to Shares purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the notice of grant.

(z) “Restricted Stock Unit” or “RSU” means an award made pursuant to Section 12 hereof.

(aa) “Restricted Stock Unit Agreement” means a written or electronic agreement between the Company and the Grantee evidencing the terms and restrictions applying to RSUs and the Shares acquired pursuant to an RSU. The Restricted Stock Unit Agreement is subject to the terms and conditions of the Plan and the notice of grant.

(bb) “Securities Act” means the Securities Act of 1933, as amended.

(cc) “Service Provider” means an Employee, Director or Consultant.

(dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 below.

(ee) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.

(ff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be subject to Options, Stock Purchase Rights or RSUs and sold under the Plan is 29,790,220 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares subject to RSUs that are cancelled, forfeited, or in all cases that expire without the issuance of Shares will again be available for grant and issuance under the Plan. However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options, Stock Purchase Rights and RSUs may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Option, Stock Purchase Right or RSU granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Stock Purchase Right, RSU or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to institute an Exchange Program;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii) to allow Grantees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right or upon the settlement of an RSU that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Grantees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(ix) to construe and interpret the terms of the Plan and Options, Stock Purchase Rights, and RSUs granted pursuant to the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Grantees.

5. Eligibility. Nonstatutory Stock Options, Stock Purchase Rights and RSUs may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Incentive Stock Option Limit. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) At-Will Employment. Neither the Plan nor any Option, Stock Purchase Right or RSU shall confer upon any Grantee any right with respect to continuing the Grantee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

(c) No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to Incentive Stock Options will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Grantee, to disqualify any Grantee’s Incentive Stock Option under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of Incentive Stock Options exceed 29,790,220 Shares (adjusted in proportion to any adjustments under Section 14 hereof) over the term of the Plan.

7. Term of Plan. Subject to stockholder approval in accordance with Section 20, the Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 16, it shall continue in effect for a term of ten (10) years from the later of (i) the effective date of the Plan, or (ii) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option the exercise price of an Option will be determined by the Administrator when the Option is granted and shall not be less than the Fair Market Value per Share unless expressly determined in writing by the Administrator on the Option’s date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Code.

(iv) The Administrator may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Grantee, impair any of such Grantee’s rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 6(c) hereof, the Administrator may reduce the exercise price of outstanding Options without the consent of Grantee by a written notice to them; provided, however, that the exercise price may not be reduced below the minimum exercise price that would be permitted under Section 9(a)(i) hereof for Options granted on the date the action is taken to reduce the exercise price.

(b) Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Grantees who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the exercise price or purchase price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized, (4) other Shares, provided Shares acquired directly from the Company (x) are clear of all liens, claims, encumbrances or security interests for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (6) waiver of compensation due or accrued to the Grantee from the Company for services rendered, (7) cancellation of indebtedness of the Company owed to the Grantee, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If a Grantee ceases to be a Service Provider, such Grantee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). Unless the Administrator provides otherwise, if on the date of termination the Grantee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Grantee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Grantee. If a Grantee ceases to be a Service Provider as a result of the Grantee’s Disability, the Grantee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). Unless the Administrator provides otherwise, if on the date of termination the Grantee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Grantee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Grantee. If a Grantee dies while a Service Provider, the Option may be exercised within six (6) months following Grantee’s death, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Grantee’s designated beneficiary, provided such beneficiary has been designated prior to Grantee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Grantee, then such Option may be exercised by the personal representative of the Grantee’s estate or by the person(s) to whom the Option is transferred pursuant to the Grantee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the Grantee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Leaves of Absence.

(i) Unless the Administrator provides otherwise, vesting of Options granted hereunder to officers and Directors shall be suspended during any unpaid leave of absence.

(ii) A Service Provider shall not cease to be an Employee in the case of (A) any leave of absence approved by the Company or (B) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(iii) For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave, any Incentive Stock Option held by the Grantee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

11. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). Unless the Administrator provides otherwise, the purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

12. Restricted Stock Units.

(a) Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. No purchase price shall apply to an RSU settled in Shares. All grants of Restricted Stock Units will be evidenced by a Restricted Stock Unit Award Agreement that will be in such form (which need not be the same for each Grantee) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

(b) Form and Timing of Settlement. To the extent permissible under applicable law, the Board may permit a Grantee to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Board determines. As a condition to settlement, the Grantee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(c) Restrictions. RSU awards shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Restricted Stock Unit Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

13. Limited Transferability of Options, Stock Purchase Rights and RSUs. Unless determined otherwise by the Administrator, Options, Stock Purchase Rights and RSUs may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Grantee, only by the Grantee. For the avoidance of doubt, the prohibition against assignment and transfer on Options also applies, prior to exercise, to the shares to be issued on exercise of an Option, and the prohibition against assignment and transfer on RSUs also applies, prior to settlement, to the shares to be issued on the settlement of an RSU and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act). If the Administrator in its sole discretion makes an Option (or, prior to exercise, to the shares to be issued on exercise of an Option), Stock Purchase Right or RSU transferable, such Option (or, prior to exercise, to the shares to be issued on exercise of an Option), Stock Purchase Right or RSU may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of Rule 701 of the Securities Act) through gifts or domestic relations orders, as permitted by Rule 701 of the Securities Act; provided, that, with respect to Options (or, prior to exercise, to the shares to be issued on exercise of an Option), such transfer is compliant with the requirements of Rule 12h-1(f)(1).

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option, Stock Purchase Right, or RSU; provided, however, that the Administrator shall make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Grantee as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action and RSUs will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option, Stock Purchase Right or RSU shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the Option, Stock Purchase Right or RSU, then the Grantee shall fully vest in the RSUs and fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Grantee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of time as determined by the Administrator, and the Option or Stock Purchase Right shall terminate upon expiration of such period. For the purposes of this paragraph, the Option, Stock Purchase Right or RSU shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option, Stock Purchase Right or RSU immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right or the settlement of the RSU, for each Share subject to the Option, Stock Purchase Right or RSU, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control.

15. Time of Granting Options, Stock Purchase Rights and RSUs. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, Stock Purchase Right or RSU, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option, Stock Purchase Right or RSU is so granted within a reasonable time after the date of such grant.

16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or RSUs granted under the Plan prior to the date of such termination.

17. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right or upon the settlement of an RSU unless the exercise of such Option or Stock Purchase Right or the settlement of the RSU and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right or the settlement of an RSU, the Administrator may require the person exercising such Option or Stock Purchase Right or settling the RSU to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

21. Information to Grantees. If the Company is relying on the exemption from registration under Section 12(g) of the Exchange Act pursuant to Rule 12h-1(f)(1) promulgated under the Exchange Act, then the Company shall provide the Required Information (as defined below) in the manner required by Rule 12h-1(f)(1) to all Grantees every six months until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is no longer relying on the exemption pursuant to Rule 12h-1(f)(1); provided, that, prior to receiving access to the Required Information each Grantee must agree to keep the Required Information confidential pursuant to a written agreement in the form provided by the Company. For purposes of this Section 20, “Required Information” means the information described in Rules 701(e)(3), (4) and (5) under the Securities Act, with the financial statements being not more than 180 days old.

22. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to an Option, Restricted Stock or RSU granted hereunder or to participation in the Plan by electronic means or to request the consent of a Grantee to participate in the Plan by electronic means.

SERVICE-NOW.COM 2005 STOCK PLAN

STOCK OPTION AGREEMENT

(Early Exercise)

Unless otherwise defined herein, the terms defined in the 2005 Stock Plan shall have the same defined meanings in this Stock Option Agreement.

I.	STOCK OPTION GRANT

The Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement.

Vesting Schedule: See Vesting Schedule Addendum.

Any vesting of the Shares pursuant to the Vesting Schedule Addendum is subject to Optionee continuing to be a Service Provider through each such applicable vesting date.

Termination Period:   Except as provided below, the unvested shares subject to this Option shall be forfeited upon the date Optionee ceases to be a Service Provider. The vested shares subject to this Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider for any reason other than upon Optionee’s death or Disability. Upon Optionee’s death or Disability, the vested portion of this Option may be exercised for twelve (12) months after Optionee ceases to be a Service Provider.

II.	AGREEMENT

1.         Grant of Option.

    (a)         The Administrator hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Except as provided otherwise herein, subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail; provided that capitalized terms explicitly defined in this Option Agreement shall have the meanings set forth in this Option Agreement notwithstanding any meanings set forth in the Plan. Capitalized terms not explicitly defined in this Option Agreement but defined in the Plan shall have the meanings set forth in the Plan.

    (b)         If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.         Exercise of Option.     This Option shall be exercisable during its term in accordance with the provisions of Sections 9 and 10 of the Plan as follows:

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    (a)         Right to Exercise.

        (i)         Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Vesting Schedule Addendum. Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested. Vested Shares shall not be subject to the Company’s repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).

        (ii)         As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

        (iii)         This Option may not be exercised for a fraction of a Share.

    (b)         Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

    No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.         Optionee’s Representations. In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.         Market Standoff Agreement. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with NASD Rule 2711 or NYSE Member Rule 472 and similar rules and regulations; provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during such period. Optionee

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agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to (i) employee benefit plans or (ii) an SEC Rule 145 transaction. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4 and that the underwriters of the Company’s stock are intended third party beneficiaries of this Section 4 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

5.         Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

    (a)         cash or check;

    (b)         consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

    (c)         surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee and not subject to a substantial risk of forfeiture, for more than six (6) months on the date of surrender, and (ii) represent the largest whole number of shares with a Fair Market Value on the date of surrender that does not exceed the aggregate Exercise Price of the Exercised Shares; provided, however that the Company shall accept a cash or other payment from Optionee to the extent of any remaining balance of the aggregate Exercise Price not satisfied by such whole number of shares surrendered.

6.         Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.         Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.         Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to

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participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

9.           Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

10.         Additional Terms. See Additional Terms Addendum.

11.         Tax Obligations.

      (a)         Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

      (b)         Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before either (1) the date two years after the Date of Grant or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

      (c)         409A Exemption. Optionee hereby agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes Optionee’s tax liabilities. Optionee shall not make any claim against the Company, or any of its officers, Directors or Employees related to tax liabilities arising from this Option or Optionee’s other compensation. In particular, Optionee acknowledges that this Option is exempt from Section 409A of the Code only if the exercise price per share specified in this Option Agreement is at least equal to the “fair market value” per share of the Common Stock on the date of grant and there is no other impermissible deferral of compensation associated with the Option. Because the Common Stock is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. Optionee acknowledges that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and Optionee shall not make any claim against the Company, or any of its officers, Directors or Employees in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.

12.         Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and

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Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

13.         No Guarantee of Continued Service. OPTIONEE AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address.

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EXHIBIT A

2005 STOCK PLAN

EXERCISE NOTICE

Service-now.com

12225 El Camino Real, Suite 100

San Diego, CA 92130

Attn: Secretary

1.         Exercise of Option. Effective as of today,                         ,         , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option (the “Option”) to purchase                          shares of the Common Stock (the “Shares”) of Service-now.com (the “Company”) under and pursuant to the 2005 Stock Plan (the “Plan”) and the Stock Option Agreement dated                         ,              (the “Option Agreement”).

2.         Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the number of Shares as set forth in the Option Agreement with respect to which the Option is being exercised, and any and all withholding taxes due in connection with the exercise of the Option.

3.         Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.         Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.         Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

    (a)         Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

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    (b)         Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase up to all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

    (c)         Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

    (d)         Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

    (e)         Holder’s Right to Transfer. To the extent that the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

    (f)         Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

    (g)         Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

6.         Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in

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connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.         Restrictive Legends and Stop-Transfer Orders.

    (a)         Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS, IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE CORPORATION) SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A 180-DAY MARKET STANDOFF AGREEMENT, AND A RIGHT OF FIRST REFUSAL HELD BY THE CORPORATION AS SET FORTH IN AN OPTION AGREEMENT AND EXERCISE NOTICE BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

    (b)         Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

    (c)         Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.         Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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9.           Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.         Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to the Optionee, at the Optionee’s address, facsimile number or electronic mail address set forth on the signature page to the Option Agreement, or at such other address, facsimile number or electronic mail address as the Optionee may designate by ten (10) days’ advance written notice to the Company or (b) if to the Company, to its principal executive office, or at such other address as the Company may designate by ten (10) days’ advance written notice to the Optionee. All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or when directed to the electronic mail address set forth on the signature page to the Option Agreement. With respect to any notice given by the Company under any provision of the California General Corporation Law or the Company’s charter or bylaws, the Optionee agrees that such notice may given by facsimile or by electronic mail.

11.         Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions hereof will continue in full force and effect.

12.         Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE:	SERVICE-NOW.COM

By:
Signature

Its:
Print Name

Date Received

4.

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	SERVICE-NOW.COM

SECURITY	:	COMMON STOCK

NUMBER OF SHARES	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)         Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b)         Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with the legends set forth in Section 7(a) of the Exercise Notice and with any other legend required under applicable state securities laws.

(c)         Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain

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of the conditions specified by Rule 144, including (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)         Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:

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EXHIBIT C-1

SERVICE-NOW.COM

2005 STOCK PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made between                                                                   (the “Purchaser”) and Service-now.com (the “Company”) or its assignees of rights hereunder as of                                     ,             .

Unless otherwise defined herein, the terms defined in the 2005 Stock Plan shall have the same defined meanings in this Agreement.

RECITALS

A.         Pursuant to the exercise of the option granted to Purchaser under the Plan and pursuant to the Option Agreement dated                  by and between the Company and Purchaser with respect to such grant (the “Option”), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase                          of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”). The Unvested Shares and the shares subject to the Option Agreement that have become vested are sometimes collectively referred to herein as the “Shares.”

B.         As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.         Repurchase Option.

    (a)         If Purchaser’s status as a Service Provider is terminated for any reason, including for death and Disability, the Company shall have the right and option for ninety (90) days from such date to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of the Purchaser’s Unvested Shares as of the date of such termination at the lower of (i) the Fair Market Value of the Shares on the date of repurchase or (ii) the price paid by the Purchaser for such Shares (such option, the “Repurchase Option”).

    (b)         Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be) with a copy to the Escrow Agent described in Section 2 below, a notice in writing indicating the Company’s intention to exercise the Repurchase Option AND, at the Company’s option, (i) by delivering to the Purchaser (or the Purchaser’s transferee or legal representative) a check in the amount of the aggregate repurchase price, (ii) by the Company canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate repurchase price or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price.

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Upon delivery of such notice and payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

(c)         Whenever the Company shall have the right to repurchase Unvested Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option under this Agreement and purchase all or a part of such Unvested Shares.

(d)         If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

(e)         The Repurchase Option shall terminate in accordance with the vesting schedule contained in Purchaser’s Option Agreement.

2.      Transferability of the Shares; Escrow.

(a)         Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)         To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company as Escrow Agent (the “Escrow Agent”), as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held in escrow by the Escrow Agent, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company’s obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C-4. Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent’s possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

2.

(c)         Neither the Company nor the Escrow Agent shall be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)         Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

3.      Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.      Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS, IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE CORPORATION) SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, RIGHTS OF REPURCHASE AND A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

5.       Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that maybe made by the Company pursuant to Section 13 of the Plan after the date of this Agreement.

6.       Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to the Purchaser, at the Purchaser’s address, facsimile number or electronic mail address set forth on the signature page to the Option Agreement, or at such other address; facsimile number or

3.

electronic mail address as the Purchaser may designate by ten (10) days’ advance written notice to the Company or (b) if to the Company, to the address of its principal executive office, or at such other address as the Company may designate by ten (10) days’ advance written notice to the Purchaser. All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or when directed to the electronic mail address set forth on the signature page to the Option Agreement. With respect to any notice given by the Company under any provision of the California General Corporation Law or the Company’s charter or bylaws, the Purchaser agrees that such notice may given by facsimile or by electronic mail.

7.         Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8.         Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the “Election”) may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses. In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

9.         Representations. Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

4.

10.         Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California.

Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

OPTIONEE:	SERVICE-NOW.COM

By:
Signature
Its:
Print Name

5.

EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                                      , hereby sell, assign and transfer unto Service-now.com                      shares of the Common Stock of Service-now.com standing in my name of the books of said corporation represented by Certificate No.                      herewith and do hereby irrevocably constitute and appoint                                         , to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Service-now.com and the undersigned dated                 ,             .

Dated:	,	Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

                            ,

Service-now.com

12225 El Camino Real, Suite 100

San Diego, CA 92130

Attn: Secretary

Dear Secretary:

As Escrow Agent for both Service-now.com (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.         In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.         At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

3.         Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

4.         Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option. Within 120 days after cessation of Purchaser’s continuous

1

employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5.          If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.          Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.          You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.          You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.          You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.        You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.        You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.        Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.        If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.

14.         It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

16.         By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.         This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.         These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

PURCHASER:	SERVICE-NOW.COM

Signature	By

Print Name	Title

Residence Address

ESCROW AGENT

By:

Name:

Title: Corporate Secretary of the Company

Dated:

3.

EXHIBIT C-4

CONSENT OF SPOUSE

I,                                 , spouse of                     , have read and approve the foregoing Restricted Stock Purchase Agreement (the “Agreement”). In consideration of granting of the right to my spouse to purchase shares of Service-now.com, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:	Signature:

EXHIBIT C-5

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:
ADDRESS:
IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:
TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of Service-now.com (the “Company”).

3.	The date on which the property was transferred is:

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ .

6.	The amount (if any) paid for such property is: $ .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:
Spouse of Taxpayer

VESTING SCHEDULE ADDENDUM

Vesting Schedule (4 Year: 1 Year Cliff, Monthly thereafter)

One fourth (1/4th) of the Total Number of Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Total Number of Shares subject to the Option shall vest on the corresponding day of each month thereafter over the next three (3) year period, or to the extent such a month does not have a corresponding day, on the last day of any such month, so that the Option will become fully vested on the four (4) year anniversary of the Vesting Commencement Date.

Notwithstanding the foregoing, if the Option has been designated in as an ISO, and the aggregate fair market value of the Shares subject to the Option that may be exercisable for the first time during any calendar year exceeds the $100,000 rule of Code Section 422(d) such that a portion of the Option shall be treated as an NSO, then the portion of the Option which qualifies as an ISO shall vest first until fully vested, and then the portion of the Option which is treated as an NSO shall vest until the Option is fully vested.

VESTING SCHEDULE ADDENDUM

Vesting Schedule (4 Year: Monthly)

One forty-eighth (1/48th) of the Total Number of Shares subject to the Option shall vest on the corresponding day of each month following the Vesting Commencement Date over the next four (4) year period, or to the extent such a month does not have a corresponding day, on the last day of any such month, so that the Option will become fully vested on the four (4) year anniversary of the Vesting Commencement Date.

Notwithstanding the foregoing, if the Option has been designated in as an ISO, and the aggregate fair market value of the Shares subject to the Option that may be exercisable for the first time during any calendar year exceeds the $100,000 rule of Code Section 422(d) such that a portion of the Option shall be treated as an NSO, then the portion of the Option which qualifies as an ISO shall vest first until fully vested, and then the portion of the Option which is treated as an NSO shall vest until the Option is fully vested.

ADDITIONAL TERMS ADDENDUM

Double-Trigger Change in Control.

(a)         If a Change in Control (as defined in the Plan) occurs and within one (1) month prior, or within thirteen (13) months after, the effective time of such Change in Control, Optionee ceases to be a Service Provider due to an involuntary termination (not including death or Disability) without Cause (as defined in subsection (b) below) or due to a voluntary termination with Good Reason (as defined in subsection (c) below), then, as of the date that Optionee ceases to be a Service Provider, the vesting of this Option shall be accelerated to the extent of fifty percent (50%) of the then unvested portion of this Option.

(b)         “Cause” means the occurrence of any one or more of the following: (i) Optionee’s commission of any crime involving fraud, dishonesty or moral turpitude; (ii) Optionee’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) Optionee’s intentional, material violation of any contract or agreement between Optionee and the Company or any statutory duty Optionee owes to the Company; or (iv) Optionee’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided Optionee with written notice thereof and thirty (30) days to cure the same.

(c)         “Good Reason” means that one or more of the following are undertaken by the Company without Optionee’s express written consent: (i) the assignment to Optionee of any duties or responsibilities that results in a material diminution in Optionee’s function as in effect immediately prior to the effective date of the Change in Control; provided, however, that a change in Optionee’s title or reporting relationships shall not provide the basis for a voluntary termination with Good Reason; (ii) a material reduction by the Company in Optionee’s annual base salary, as in effect on the effective date of the Change in Control or as increased thereafter; provided, however, that Good Reason shall not be deemed to have occurred in the event of a reduction in Optionee’s annual base salary that is pursuant to a salary reduction program affecting substantially all of the Employees of the Company and that does not adversely affect Optionee to a greater extent than other similarly situated Employees; (iii) any failure by the Company to continue in effect any benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which Optionee was participating immediately prior to the effective date of the Change in Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company that would materially adversely affect Optionee’s participation in or materially reduce Optionee’s benefits under the Benefit Plans or deprive Optionee of any material fringe benefit that Optionee enjoyed immediately prior to the effective date of the Change in Control; provided, however, that Good Reason shall not be deemed to have occurred if the Company provides for Optionee’s participation in benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans; (iv) a relocation of Optionee’s business office to a location more than fifty (50) miles from the location at which

Optionee performed Optionee’s duties as of the effective date of the Change in Control, except for required travel by Optionee on the Company’s business to an extent substantially consistent with Optionee’s business travel obligations prior to the effective date of the Change in Control; or (v) a material breach by the Company of any provision of the Plan or the Option Agreement or any other material agreement between Optionee and the Company concerning the terms and conditions of Optionee’s employment.

(d)         If any payment or benefit Optionee would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Optionee’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless Optionee elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the event that triggers the Payment): reduction of cash payments; cancellation of accelerated vesting of Optioned Stock; reduction of employee benefits. In the event that acceleration of vesting of Optioned Stock compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of Optionee’s Optioned Stock (i.e., earliest granted Optioned Stock cancelled last) unless Optionee elects in writing a different order for cancellation.

The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to Optionee and the Company within fifteen (15) calendar days after the date on which Optionee’s right to a Payment is triggered (if requested at that time by Optionee or the Company) or such other time as requested by Optionee or the Company. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish Optionee and the Company with an opinion reasonably acceptable to Optionee that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon Optionee and the Company.

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ADDITIONAL TERMS ADDENDUM

NOT APPLICABLE

ADDITIONAL TERMS ADDENDUM

Single-Trigger Change in Control.

(a) If a Change in Control (as defined in the Plan) occurs, the vesting of this Option shall be accelerated in full.

(d) If any payment or benefit Optionee would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Optionee’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless Optionee elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the event that triggers the Payment): reduction of cash payments; cancellation of accelerated vesting of Optioned Stock; reduction of employee benefits. In the event that acceleration of vesting of Optioned Stock compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of Optionee’s Optioned Stock (i.e., earliest granted Optioned Stock cancelled last) unless Optionee elects in writing a different order for cancellation.

The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to Optionee and the Company within fifteen (15) calendar days after the date on which Optionee’s right to a Payment is triggered (if requested at that time by Optionee or the Company) or such other time as requested by Optionee or the Company. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish Optionee and the Company with an opinion reasonably acceptable to Optionee that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon Optionee and the Company.

SERVICE-NOW.COM

2005 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Terms defined in the Company’s 2005 Stock Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and the attached Restricted Stock Unit Agreement (hereinafter “RSU Agreement”) under the Plan, as follows:

Total Number of RSUs:

RSU Grant Date:

Vesting Start Date:

Expiration Date:	The earlier to occur of: (a) the date on which settlement of all vested RSUs granted hereunder occurs and (b) the tenth anniversary of the Grant Date.

Vesting: 1/4th of the RSUs will vest on each anniversary of the Vesting Start Date, provided the Participant continues to be a Service Provider through each such applicable vesting date (each, a “Vesting Event”).

Settlement: RSUs that vest as of a Vesting Event shall be settled before March 15 of the year following the year in which a Vesting Event occurs. Settlement means the delivery of the Shares vested under an RSU. Settlement of RSUs on a Vesting Event shall be in Shares unless at the time of settlement the Administrator, in its sole discretion, determines that settlement shall, in whole or in part, be in the form of cash. Settlement of vested RSUs shall occur whether or not Participant is a Service Provider at the time of settlement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant.

Participant understands that his or her employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice of Grant, the RSU Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the occurrence of Vesting Event. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.

By your acceptance hereof (whether written, electronic or otherwise), you agree, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, you accept the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, this RSU Agreement, the 701 Disclosures, account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and the RSU Agreement.

PARTICIPANT	SERVICE-NOW.COM

SERVICE-NOW.COM

RSU AGREEMENT UNDER THE

2005 STOCK PLAN

You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Company’s 2005 Stock Plan (the “Plan”), the Notice of Restricted Stock Unit Award (“Notice of Grant”) and this Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this RSU Agreement (the “Agreement”).

1. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.

2. Dividend Equivalents. Cash dividends, if any, shall not be credited to Participant.

3. No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may, in the manner established by the Administrator, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to the RSUs upon the death of Participant. Any transferee who receives an interest in the RSU or the underlying Shares upon the death of Participant shall acknowledge in writing that the RSU shall continue to be subject to the restrictions set forth in this Section 3.

4. Termination. If Participant ceases to be a Service Provider for any reason, all RSUs for which vesting is no longer possible under the terms of the Notice of Grant and this Agreement shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. If Participant ceases to be a Service Provider prior to a Vesting Event, then all RSUs awarded in the Notice of Grant and this Agreement that had not vested shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether such termination has occurred, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

5. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of each of the foregoing documents, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

6. Limitations on Transfer of Stock. In addition to any other limitation on transfer created by applicable securities laws, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this Agreement except with the Company’s prior written consent and in compliance with the provisions of Section 13 of the Plan, the Company’s then current Insider Trading Policy, and applicable securities laws. The restrictions on transfer also include a prohibition on any short position, any “put equivalent position” or any “call equivalent position” by the RSU holder with respect to the RSU itself as well as any shares issuable upon settlement of the RSU prior to the settlement thereof until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

7. Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Agreement, including the transfer restrictions of Sections 3, 6, and 16 and the transferee shall acknowledge such restrictions in writing. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

Restricted Stock Unit Agreement

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8. Withholding of Tax. When the RSUs are vested and/or settled the fair market value of the Shares is treated as income subject to withholding by the Company for income and employment taxes if Participant is or was an employee of the Company. The Company shall withhold an amount equal to the tax due at vesting and/or settlement from the Participant’s other compensation or require Participant to remit to the Company an amount equal to the tax then due. In its sole discretion, the Company may instead withhold a number of Shares with a fair market value (determined on the date the Shares are settled) equal to the minimum amount the Company is then required to withhold for taxes.

9. Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the 6-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. The first payment thereof will include a catch-up payment covering the amount that would have otherwise been paid during the period between Participant’s termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. To the extent that any provision of this Agreement is ambiguous as to its compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder comply with Section 409A. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

10. U.S. Tax Consequences. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition.

11. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Administrator may request of Participant for compliance with Applicable Laws) with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. Participant may not be issued any Shares if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares.

12. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

13. Entire Agreement; Severability; Governing Law. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof (including, without limitation, any commitment to make any other form of equity award (such as stock options) that may have been set forth in any employment offer letter or other agreement between the parties). If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable. This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

14. Market Standoff Agreement. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with NASD Rule 2711 or NYSE Member Rule 472 and similar rules and regulations; provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during such period. Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 14 shall not apply to a registration relating solely to (i) employee benefit plans or (ii) an SEC Rule 145 transaction. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Participant agrees that any transferee of the RSU or shares acquired pursuant to the RSU shall be bound by this Section 14 and that the underwriters of the Company’s stock are intended third party beneficiaries of this Section 14 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

15. Participant’s Representations. In the event the Shares have not been registered under the Securities Act at the time this RSU is settled, the Participant shall, if required by the Company, concurrently with the settlement all or any portion of this RSU, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

16. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase up to all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. To the extent that the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

17. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS, IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE CORPORATION) SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A 180-DAY MARKET STANDOFF AGREEMENT, AND A RIGHT OF FIRST REFUSAL HELD BY THE CORPORATION AS SET FORTH IN AN RSU AGREEMENT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(i) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(ii) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

18. No Guarantee of Continued Service. PARTICIPANT AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RSU OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS RSU AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

19. Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section 12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4), and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided that Participant agrees to keep the information confidential.

20. Delivery of Documents and Notices. Any document relating to participating in the Plan and/or notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the e-mail address, if any, provided for Participant by the Company or at such other address as such party may designate in writing from time to time to the other party.

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SERVICE-NOW.COM

SECURITY	:	COMMON STOCK

NUMBER OF SHARES	:

DATE	:

In connection with the acquisition of the above-listed Securities, the undersigned Participant represents to the Company the following:

(i) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with the legends set forth in Section 17 of the RSU Agreement and with any other legend required under applicable state securities laws.

(iii) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the RSU to the Participant, the settlement will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of settlement of the

RSU, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(iv) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date: